Exhibit 10.80

AMENDMENT

TO THE $236,500 PROMISSORY NOTE DATED OCTOBER 13, 2014

The parties agree that the $236,500 Promissory Note (the “Note”) by and between Players Network (the “Borrower”) and Tangiers Investment Group, LLC (the “Lender”) is hereby amended as follows:

1.	Payment. The Lender shall make a payment to the Borrower of $53,750 of Consideration ($50,000 in cash and $3,750 in an OID) under the Note on or before February 5, 2015.

2.	Independent Transactions. The Borrower understands and agrees that the Note sets forth the terms for a series of independent transactions in which the Lender may elect to make a payment of Consideration to the borrower with each payment of Consideration creating a separate obligation of the Borrower to the Lender with the terms set forth in the Note. Accordingly, the Maturity Date of each payment of Consideration, and the repayment terms for each payment of Consideration, are as set forth in the Note.

ALL OTHER TERMS AND CONDITIONS OF THE NOTE REMAIN IN FULL FORCE AND EFFECT.

Please indicate acceptance and approval of this amendment dated February 5, 2015 by signing below:

_________________________	_________________________
Players Network	Tangiers Investment Group, LLC
By:	By:
Its:	Its: Managing Member